NATIONWIDE MUTUAL FUNDS
Nationwide HighMark Small Cap Core Fund

Supplement dated April 27, 2017
to the Summary Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective May 1, 2017:

1.	The table under the heading "Fees and Expenses" on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.84%	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.30%	0.31%	0.19%	0.27%
Total Annual Fund Operating Expenses	1.39%	2.15%	1.03%	1.11%
1 "Management Fees" has been restated to reflect the reduction of contractual investment advisory fees, effective May 1, 2017.

2.	The table under the heading "Example" on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$709	$990	$1,292	$2,148
Class C shares	318	673	1,154	2,483
Class R6 shares	105	328	569	1,259
Institutional Service Class shares	113	353	612	1,352

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$218	$673	$1,154	$2,483

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE